UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06121

Morgan Stanley Pacific Growth Fund Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2009

Date of reporting period:	October 31, 2009

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Pacific Growth Fund Inc. performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended October 31, 2009

Total Return for the 12 Months Ended October 31, 2009
Class A	Class B	Class C	Class I	Class R	Class W
34.66%	33.69%	33.65%	35.11%	34.35%	34.48%

MSCI Japan Index[1]	MSCI All Country Asia Pacific Free ex-Japan Index[2]	50/50 Blended Index[3]	Lipper Pacific Region Funds Index[4]
13.76%	65.84%	38.13%	42.29%

The performance of the Fund's six share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

After a sharp drop in the first four months of the review period, Japanese equities rallied from the middle of March to July 2009. During the early months of the period, economic news remained bleak and the global economy continued its plunge, with a record 20-year low in industrial production, a 25-year high for U.S. unemployment and an equally low consumer sentiment reading, and one of the largest single quarter declines in gross domestic product (GDP) for Japan since 1974. This series of negative economic data, together with severely subdued investor sentiment, led the Japanese market (as represented by the Nikkei 225 Index) to fall to almost 7,000 in March, a level last observed in 1982. Additionally, at one point during the period, the median price-to-book ratio valuation for securities represented on the Tokyo Stock Exchange First Section (large companies) fell to 0.8 times, another multi-decade low.

The Japanese market, like most global equity markets, began a sharp move upward on March 9, triggered by comments from a major U.S. bank that it would be profitable during the first quarter, combined with several rounds of policy action by the G-20 (a group of finance minister and central bank governors from the world's major economies), including lower interest rates globally and pledges by the U.S. Treasury to provide creative mechanisms for institutions to dispose of their "toxic assets." Investors' appetite for riskier assets increased and in particular we saw a re-allocation to Japan, owing to its highly cyclical nature. Japan's market exhibited increasing trading volume and rising stock prices even in the face of some negative news, such as downward earnings revisions, falling nominal wages and a 25 percent drop in the country's housing starts from a year earlier. However, Japanese equities traded in a narrow range from August to October. The directionless market was driven in part by concerns over a leadership change after 55 years from the LDP (Liberal Democratic Party) to the DPJ (Democratic Party of Japan), domestic corporate earnings announcements, unease about the global economy and a firmer Japanese yen weighing on investor sentiment.

All markets in the Asia Pacific region posted positive performance over the 12-month period ending October 2009. This was remarkable given how strongly Asia Pacific markets had collapsed from September to November 2008 amid intensifying concerns about the financial crisis. The 50/50 Blended Index fell 33.5 percent from September to November 2008 but made a strong recovery from March to September 2009, rising 59.1 percent with seven straight months of positive returns. Nearly all markets in the Asia Pacific region outperformed the Index, with Indonesia far ahead of its peers, gaining more than 120 percent. China, Thailand and India followed, each rising more than 75 percent. Developed markets such as Australia, Hong Kong and Singapore each appreciated more than 60 percent. However, Japan's market rose 13 percent, underperforming its regional peers.

Performance Analysis

All share classes of Morgan Stanley Pacific Growth Fund Inc. outperformed the MSCI Japan Index and underperformed the MSCI All Country Asia Pacific Free ex-Japan Index, the 50/50 Blended Index (the "Blended Index") and the Lipper Pacific Region Funds Index for the 12 months ended October 31, 2009, assuming no deduction of applicable sales charges.

On a top-down basis, relative to the Blended Index, the Fund's overweight to Indonesia and China contributed to performance but underweight exposures to Hong Kong, Australia and Japan detracted from performance during the period.

At the stock level, selection in Japan was a significant contributor to the Fund's performance. Sector allocation in Japan materially contributed to relative performance, especially the Fund's underweight to domestic-oriented sectors (such as financials and utilities) and overweight to stocks selected from the information technology sector which we believe should be well-positioned to benefit from a global economic recovery. In Asia ex-Japan, the portfolio's overweight exposure to Hong Kong real estate stocks helped buoy performance but stock selection in Australia (including underweights to materials and banks) and in India (where the portfolio had an overweight to materials) detracted from performance over this period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 10/31/09
China Construction Bank Corp. (H Shares)	1.8%
Samsung Electronics Co., Ltd.	1.7
Toyota Motor Corp.	1.6
Canon, Inc.	1.5
Mitsubishi Corp.	1.4
Petrochina Co, Ltd.	1.4
China Life Insurance Co. Ltd. (H Shares)	1.3
Hon Hai Precision Industry Co., Ltd.	1.3
Toshiba Corp.	1.2
Hero Honda Motors Ltd.	1.2
TOP FIVE COUNTRIES as of 10/31/09
Japan	45.1%
Australia	12.2
China	9.1
South Korea	7.9
Hong Kong	5.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks (including depositary receipts) and other securities of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand (including emerging market or developing countries). The principal Asian countries include Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund's assets will be invested in at least three countries. The Fund, however, may invest more than 25 percent of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2009
Symbol	Class A Shares* (since 07/28/97) TGRAX	Class B Shares** (since 11/30/90) TGRBX	Class C Shares† (since 07/28/97) TGRCX	Class I Shares†† (since 07/28/97) TGRDX	Class R Shares# (since 03/31/08) TGRRX	Class W Shares## (since 03/31/08) TGRWX
1 Year	34.66%[5] 27.59 [6]	33.69%[5] 28.69 [6]	33.65%[5] 32.65 [6]	35.11%[5] —	34.35%[5] —	34.48%[5] —
5 Years	8.73 [5] 7.56 [6]	7.90 [5] 7.61 [6]	7.94 [5] 7.94 [6]	9.01 [5] —	— —	— —
10 Years	3.40 [5] 2.84 [6]	2.74 [5] 2.74 [6]	2.63 [5] 2.63 [6]	3.64 [5] —	— —	— —
Since Inception	0.57 [5] 0.13 [6]	4.27 [5] 4.27 [6]	–0.15 [5] –0.15 [6]	0.80 [5] —	–10.90 [5] —	–10.77 [5] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, Class I, Class R, and Class W shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

#  Class R has no sales charge.

##  Class W has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) Japan Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of Japan. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Free ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region, excluding Japan. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns prior to 12/31/98 reflect those using "gross dividends" as the "net dividends" data was not available until after 12/31/98. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The 50/50 Blended Index is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All Country Asia Pacific Free ex-Japan, with each index weighted equally. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Pacific Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper Pacific Region Funds classification as of the date of this report.

(5)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(6)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/09 – 10/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/09	10/31/09	05/01/09 – 10/31/09
Class A
Actual (26.64% return)	$1,000.00	$1,266.40	$9.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.99	$8.29
Class B
Actual (26.13% return)	$1,000.00	$1,261.30	$13.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.21	$12.08
Class C
Actual (26.18% return)	$1,000.00	$1,261.80	$13.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.21	$12.08
Class I
Actual (26.73% return)	$1,000.00	$1,267.30	$7.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$7.02
Class R
Actual (26.45% return)	$1,000.00	$1,264.50	$10.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.73	$9.55
Class W
Actual (26.50% return)	$1,000.00	$1,265.00	$9.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.48	$8.79

  @  Expenses are equal to the Fund's annualized expense ratios of 1.63%, 2.38%, 2.38%, 1.38%, 1.88%, and 1.73% for Class A, Class B, Class C, Class I, Class R, and Class W shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, the Sub-Advisers and the Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the management fee was lower than the peer group average, the total expense ratio was higher but close to the peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Pacific Growth Fund Inc.

Portfolio of Investments  ■  October 31, 2009

NUMBER OF SHARES		VALUE
	Common Stocks (98.8%)
	Australia (a)(12.2%)
	Airlines
387,406	Qantas Airways Ltd.	$951,309
	Biotechnology
16,411	CSL Ltd.	461,350
	Chemicals
264,877	Incitec Pivot Ltd.	615,399
37,322	Nufarm Ltd. (b)	381,694
		997,093
	Commercial Banks
71,283	Australia & New Zealand Banking Group Ltd.	1,449,891
14,910	Commonwealth Bank of Australia	686,365
53,657	National Australia Bank Ltd.	1,409,374
46,153	Westpac Banking Corp.	1,074,760
		4,620,390
	Construction & Engineering
1,851,892	Boart Longyear Group (c)	446,010
	Diversified Financial Services
23,633	ASX Ltd.	707,880
	Food & Staples Retailing
27,639	Woolworths Ltd.	706,945
	Industrial Conglomerates
286,058	CSR Ltd. (b)	483,582
2,503	CSR Ltd. Placement Shares	4,231
		487,813
	Information Technology Services
88,423	Computershare Ltd.	855,935
	Insurance
35,911	QBE Insurance Group Ltd. (b)	722,782
56,250	Suncorp-Metway Ltd.	437,653
		1,160,435
	Media
929,436	Fairfax Media Ltd. (b)	1,317,598

NUMBER OF SHARES		VALUE
	Metals & Mining
19,472	BHP Billiton Ltd.	$639,403
267,638	BlueScope Steel Ltd.	703,034
263,505	OneSteel Ltd.	713,945
		2,056,382
	Textiles, Apparel & Luxury Goods
46,401	Billabong International Ltd.	421,783
	Total Australia	15,190,923
	Bermuda (a)(2.3%)
	Distributors
130,000	Li & Fung Ltd. (d)	538,335
	Electric Utilities
26,000	Cheung Kong Infrastructure Holdings Ltd.	92,689
	Real Estate Management & Development
116,000	Hongkong Land Holdings Ltd. (b)(d)	543,798
	Specialty Retail
84,600	Esprit Holdings Ltd. (d)	553,833
4,023,160	GOME Electrical Appliances Holdings Ltd. (c)	1,182,598
		1,736,431
	Total Bermuda	2,911,253
	Cayman Islands (a)(1.3%)
	Construction Material
52,000	China Resources Cement Holdings Ltd. (c)(e)	25,026
	Hotels, Restaurants & Leisure
120,000	Wynn Macau Ltd. (c)(e)	154,370
	Metals & Mining
549,200	China Zhongwang Holdings Ltd. (c)	514,135

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Portfolio of Investments  ■  October 31, 2009 continued

NUMBER OF SHARES		VALUE
	Real Estate Management & Development
32,000	China Resources Land Ltd.	$77,282
29,500	Shimao Property Holdings Ltd.	54,744
		132,026
	Specialty Retail
572,000	Belle International Holdings Ltd.	576,113
	Textiles, Apparel & Luxury Goods
268,000	China Dongxiang Group Co.	163,939
	Total Cayman Islands	1,565,609
	China (a)(9.1%)
	Automobiles
765,000	Dongfeng Motor Group Co., Ltd. (H Shares)	907,119
	Commercial Banks
2,046,900	Bank of China Ltd. (H Shares)	1,179,921
730,000	China Citic Bank (H Shares)	546,339
2,658,000	China Construction Bank Corp. (H Shares)	2,283,418
1,813,000	Industrial & Commercial Bank of China (H Shares)	1,442,037
		5,451,715
	Construction Materials
35,000	Anhui Conch Cement Co., Ltd. (H Shares)	226,458
	Diversified Telecommunication Services
302,000	China Communications Services Corp., Ltd. (H Shares)	155,783
	Energy Equipment & Services
28,000	China Oilfield Services Ltd.	30,304
	Health Care Providers & Services
12,800	Sinopharm Group Co. (H Shares) (c)(e)	46,574

NUMBER OF SHARES		VALUE
	Independent Power Producers & Energy Traders
278,000	Datang International Power Generation Co., Ltd. (H Shares)	$130,756
	Insurance
355,000	China Life Insurance Co. Ltd. (H Shares)	1,638,544
118,500	Ping An Insurance Group Co. of China Ltd. (H Shares)	1,037,526
		2,676,070
	Investment Company
100,000	Investment Co. of China (e)(f)	0
	Oil, Gas & Consumable Fuels
1,466,000	PetroChina Co. Ltd.	1,769,818
	Total China	11,394,597
	Hong Kong (a)(5.3%)
	Commercial Banks
126,500	BOC Hong Kong Holdings Ltd.	291,234
6,700	Hang Seng Bank Ltd.	95,072
		386,306
	Electric Utilities
14,000	CLP Holdings Ltd.	93,777
	Gas Utilities
43,000	Hong Kong & China Gas Co., Ltd.	102,519
	Independent Power Producers & Energy Traders
239,800	China Resources Power Holdings Co., Ltd.	495,792
	Industrial Conglomerates
58,500	Beijing Enterprises Holdings Ltd.	350,018
31,000	Hutchison Whampoa Ltd.	217,024
186,000	Shanghai Industrial Holdings Ltd.	865,117
		1,432,159

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Portfolio of Investments  ■  October 31, 2009 continued

NUMBER OF SHARES		VALUE
	Metals & Mining
292,000	Fushan International Energy Group Ltd. (c)	$221,663
	Real Estate Management & Development
55,000	Cheung Kong Holdings Ltd.	696,821
217,800	New World Development Ltd.	466,832
363,000	Sino-Ocean Land Holdings Ltd.	352,353
15,000	Swire Pacific Ltd. (Class A)	183,130
138,250	Wharf Holdings Ltd.	743,274
		2,442,410
	Wireless Telecommunication Services
154,000	China Mobile Ltd.	1,442,045
	Total Hong Kong	6,616,671
	India (a)(2.8%)
	Automobiles
46,468	Hero Honda Motors Ltd.	1,525,382
	Commercial Banks
36,808	HDFC Bank Ltd.	1,252,939
	Electrical Equipment
14,939	Bharat Heavy Electricals Ltd.	693,214
	Total India	3,471,535
	Indonesia (a)(4.2%)
	Automobiles
212,500	Astra International Tbk PT	688,969
	Commercial Banks
1,414,500	Bank Central Asia Tbk PT	671,209
1,983,000	Bank Mandiri Tbk PT	951,781
665,000	Bank Rakyat Indonesia	485,436
		2,108,426
	Construction Materials
417,000	Indocement Tunggal Prakarsa Tbk PT	477,502

NUMBER OF SHARES		VALUE
	Diversified Telecommunication Services
1,133,500	Telekomunikasi Indonesia Tbk PT	$981,721
	Food Products
717,000	Indofood Sukses Makmur Tbk PT	227,157
	Gas Utilities
974,000	Perusahaan Gas Negara PT	363,527
	Oil, Gas & Consumable Fuels
1,872,500	Bumi Resources Tbk PT	451,773
	Total Indonesia	5,299,075
	Japan (a)(45.1%)
	Auto Components
13,100	Toyoda Gosei Co. Ltd. (b)	365,079
	Automobiles
202,100	Nissan Motor Co., Ltd. (c)	1,437,120
52,500	Suzuki Motor Corp. (b)	1,279,059
48,900	Toyota Motor Corp.	1,934,981
49,300	Yamaha Motor Co., Ltd. (b)	582,204
		5,233,364
	Building Products
34,800	Daikin Industries Ltd. (b)	1,185,977
166,000	Nippon Sheet Glass Co., Ltd.	487,240
112,000	Sanwa Holdings Corp.	308,917
		1,982,134
	Chemicals
159,000	Daicel Chemical Industries Ltd. (b)	959,368
241,000	Denki Kagaku Kogyo K K	884,656
134,000	Kaneka Corp.	873,331
34,300	Lintec Corp.	610,725
146,000	Mitsubishi Chemical Holdings Corp. (b)	543,101
35,300	Nifco, Inc.	720,016
67,000	Shin-Etsu Polymer Co., Ltd.	424,152
218,000	Teijin Ltd. (b)	639,301

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Portfolio of Investments  ■  October 31, 2009 continued

NUMBER OF SHARES		VALUE
114,000	Toyo Ink Manufacturing Co., Ltd.	$392,667
		6,047,317
	Commercial Services & Supplies
67,000	Dai Nippon Printing Co., Ltd.	833,769
11,700	Nissha Printing Co., Ltd. (b)	552,055
		1,385,824
	Computers & Peripherals
256,000	Fujitsu Ltd. (b)	1,488,494
302,000	NEC Corp. (b)(c)	848,463
274,000	Toshiba Corp. (b)(c)	1,547,620
		3,884,577
	Construction & Engineering
55,000	Kyudenko Corp.	329,479
47,000	Maeda Road Construction Co., Ltd. (c)	383,049
175,000	Obayashi Corp.	654,472
30,000	Sanki Engineering Co., Ltd.	220,465
		1,587,465
	Consumer Finance
46,900	Hitachi Capital Corp.	591,001
	Diversified Telecommunication Services
20,100	Nippon Telegraph & Telephone Corp.	830,401
	Electric Utilities
20,900	Tokyo Electric Power Co., Inc. (The) (b)	515,856
	Electrical Equipment
197,000	Furukawa Electric Co., Ltd. (b)	743,166
	Electronic Equipment, Instruments & Components
36,900	FUJIFILM Holdings Corp.	1,060,417
29,200	Hitachi High-Technologies Corp.	483,372
224,000	Hitachi Ltd. (c)	722,425

NUMBER OF SHARES		VALUE
16,300	Kyocera Corp.	$1,364,144
48,400	Mitsumi Electric Co., Ltd. (c)	987,066
24,100	Ryosan Co., Ltd.	577,137
18,800	TDK Corp.	1,069,366
		6,263,927
	Food & Staples Retailing
27,700	FamilyMart Co., Ltd. (b)	824,813
	Food Products
24,200	House Foods Corp. (b)	386,334
43,000	Nippon Meat Packers, Inc. (c)	504,945
		891,279
	Household Durables
75,900	Casio Computer Co., Ltd. (b)(c)	551,528
106,900	Panasonic Corp.	1,481,990
143,000	Sekisui Chemical Co., Ltd.	850,954
85,000	Sekisui House Ltd.	729,368
31,100	Sony Corp.	914,018
		4,527,858
	Leisure Equipment & Products
51,900	Yamaha Corp.	538,987
	Machinery
111,000	Amada Co., Ltd.	680,930
79,000	Daifuku Co., Ltd.	487,173
22,800	Fuji Machine Manufacturing Co., Ltd.	301,989
55,000	Fujitec Co., Ltd.	287,589
29,200	Kurita Water Industries Ltd. (b)	902,957
130,000	Minebea Co., Ltd. (b)	543,336
323,000	Mitsubishi Heavy Industries Ltd. (b)	1,135,855
154,000	Tsubakimoto Chain Co. (b)	655,124
		4,994,953
	Media
24,600	Toho Co., Ltd.	371,911
	Metals & Mining
178,000	Mitsui Mining & Smelting Co., Ltd. (b)(c)	459,645

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Portfolio of Investments  ■  October 31, 2009 continued

NUMBER OF SHARES		VALUE
97,000	Nippon Steel Corp.	$365,302
		824,947
	Office Electronics
48,700	Canon, Inc.	1,827,508
103,000	Ricoh Co., Ltd. (b)	1,421,350
		3,248,858
	Pharmaceuticals
35,900	Astellas Pharma, Inc.	1,314,338
61,300	Daiichi Sankyo Co., Ltd.	1,213,084
23,900	Ono Pharmaceutical Co., Ltd.	1,145,517
		3,672,939
	Road & Rail
14,000	East Japan Railway Co.	897,298
	Semiconductors & Semiconductor Equipment
15,000	Rohm Co., Ltd.	987,835
	Software
5,500	Nintendo Co., Ltd.	1,402,505
	Textiles, Apparel & Luxury Goods
45,000	Nisshinbo Holdings, Inc.	438,200
	Trading Companies & Distributors
145,000	Marubeni Corp.	723,011
84,600	Mitsubishi Corp.	1,807,302
52,000	Nagase & Co., Ltd.	627,503
		3,157,816
	Total Japan	56,210,310
	Malaysia (a)(1.2%)
	Commercial Banks
157,800	CIMB Group Holdings BHD	573,685
	Construction & Engineering
201,460	IJM Corp. BHD	282,119
	Diversified Financial Services
240,500	AMMB Holdings BHD	330,913
	Electric Utilities
123,000	Tenaga Nasional BHD	302,001
	Total Malaysia	1,488,718

NUMBER OF SHARES		VALUE
	Philippines (a)(0.7%)
	Diversified Financial Services
110,270	Ayala Corp.	$667,084
2,198,000	Metro Pacific Investments Corp. (c)	153,212
	Total Philippines	820,296
	Singapore (a)(1.4%)
	Commercial Banks
35,000	DBS Group Holdings Ltd.	319,381
68,600	Oversea-Chinese Banking Corp., Ltd.	368,410
22,500	United Overseas Bank Ltd.	268,900
		956,691
	Diversified Financial Services
21,000	Singapore Exchange Ltd.	119,114
	Diversified Telecommunication Services
56,000	Singapore Telecommunications Ltd.	116,021
	Food Products
105,000	Indofood Agri Resources Ltd. (c)	124,352
	Industrial Conglomerates
20,000	Keppel Corp., Ltd.	114,765
	Media
31,000	Singapore Press Holdings Ltd. (b)	84,361
	Real Estate Management & Development
81,000	CapitaLand Ltd.	234,019
	Total Singapore	1,749,323
	South Korea (a)(7.6%)
	Automobiles
2,337	Hyundai Motor Co.	212,083
15,741	Kia Motors Corp. (c)	234,916
		446,999

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Portfolio of Investments  ■  October 31, 2009 continued

NUMBER OF SHARES		VALUE
	Chemicals
430	Cheil Industries, Inc.	$16,072
3,714	LG Chem Ltd.	641,518
3,058	OCI Co., Ltd.	540,819
19,649	SSCP Co., Ltd. (c)	129,955
		1,328,364
	Commercial Banks
7,550	Hana Financial Group, Inc.	225,271
10,650	KB Financial Group, Inc. (c)	516,193
14,590	Korea Exchange Bank	166,569
23,984	Shinhan Financial Group Co., Ltd. (c)	916,893
		1,824,926
	Computer Services
9,880	SK C&C Co., Ltd.	250,708
	Construction & Engineering
6,000	Hyundai Engineering & Construction Co., Ltd.	333,644
	Diversified Telecommunication Services
8,540	LG Dacom Corp.	135,275
	Electronic Equipment, Instruments & Components
18,620	LG Display Co., Ltd.	448,740
8,800	LG Display Co., Ltd. (ADR) (b)(e)	104,720
		553,460
	Food & Staples Retailing
1,144	Shinsegae Co., Ltd.	496,830
	Household Durables
190	LG Electronics, Inc.	17,641
19,370	Woongjin Coway Co., Ltd.	650,539
		668,180
	Industrial Conglomerates
4,556	LG Corp.	260,637
	Insurance
333	Samsung Fire & Marine Insurance Co., Ltd.	61,047

NUMBER OF SHARES		VALUE
	Internet Software & Services
1,554	NHN Corp. (c)	$230,876
	Media
1,633	Cheil Worldwide, Inc.	421,584
	Personal Products
240	Amorepacific Corp.	166,604
	Semiconductors & Semiconductor Equipment
3,516	Samsung Electronics Co., Ltd.	2,116,531
	Software
1,821	NCSoft Corp.	193,304
	Total South Korea	9,488,969
	Taiwan (a)(5.2%)
	Capital Markets (a)
501,000	Yuanta Financial Holding Co., Ltd.	331,533
	Chemicals
24,000	Taiwan Fertilizer Co., Ltd.	74,903
	Computers & Peripherals
202,409	Acer, Inc.	479,164
15,935	HTC Corp.	159,325
221,000	Lite-On Technology Corp.	291,344
103,238	Wistron Corp.	173,448
3,614	Wistron Corp. (Registered GDR) (e)	61,677
		1,164,958
	Diversified Financial Services
433,000	Fubon Financial Holding Co., Ltd. (c)	483,059
	Electronic Equipment, Instruments & Components
518,980	AU Optronics Corp.	461,411
413,488	Hon Hai Precision Industry Co., Ltd.	1,627,927
		2,089,338

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Portfolio of Investments  ■  October 31, 2009 continued

NUMBER OF SHARES		VALUE
	Insurance
355,900	Cathay Financial Holding Co., Ltd. (c)	$614,375
	Metals & Mining
534,000	China Steel Corp.	475,251
	Semiconductors & Semiconductor Equipment
270,000	Siliconware Precision Industries Co.	360,804
524,143	Taiwan Semiconductor Manufacturing Co., Ltd.	953,329
		1,314,133
	Total Taiwan	6,547,550
	Thailand (a)(0.4%)
	Commercial Banks
102,400	Kasikornbank PCL	248,391
	Oil, Gas & Consumable Fuels
21,700	Banpu PCL (NVDR)	277,949
	Total Thailand	526,340
	Total Common Stocks (Cost $114,370,358)	123,281,169
	Preferred Stock (0.3%)
	South Korea (a)
	Semiconductors & Semiconductor Equipment
1,002	Samsung Electronics Co., Ltd. (Cost $367,503)	402,051

NUMBER OF WARRANTS		EXPIRATION DATE
	Warrant (0.0%)
	Malaysia (0.0%)
	Hotels/Resorts/ Cruiselines
20,146	IJM Corp. BHD (Cost $1,490)	10/24/14	7,084

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (14.9%)
	Securities Held as Collateral on Loaned Securities (14.1%)
	Repurchase Agreements (2.7%)
$1,812	Bank of America (0.08% dated 10/30/09, due 11/02/09; proceeds $1,811,614) fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal National Mortgage Association 4.50% due 05/25/36 and Federal Home Loan Mortgage Corp. 5.00% due 08/15/34; valued at $1,847,834	$1,811,602
1,551	Deutsche Bank Securities (0.08% dated 10/30/09, due 11/02/09; proceeds $1,550,751) fully collateralized by U.S. Government Agency securities at the date of this Portfolio of Investments as follows: Federal National Mortgage Association 5.50% - 7.00% due 11/1/28 - 02/01/48 and Federal Home Loan Mortgage Corp. 5.00% - 6.50% due 05/01/37 - 09/01/38; valued at $1,581,756	1,550,741
	Total Repurchase Agreements (Cost $3,362,343)	3,362,343

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Portfolio of Investments  ■  October 31, 2009 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (11.4%)
14,160	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $14,160,016)	$14,160,016
	Total Securities Held as Collateral on Loaned Securities (Cost $17,522,359)	17,522,359
	Investment Company (0.8%)
1,011	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,011,069)	1,011,069
	Total Short-Term Investments (Cost $18,533,428)	18,533,428
Total Investments (Cost $133,272,779) (g)(h)	114.0%	142,223,732
Liabilities in Excess of Other Assets	(14.0)	(17,452,472)
Net Assets	100.0%	$124,771,260

  ADR  American Depositary Receipt.

  GDR  Global Depositary Receipt.

  NVDR  Non-Voting Depositary Receipt.

  (a)  Securities with a total market value equal to $123,290,853 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 2.

  (b)  All or a portion of this security was on loan at October 31, 2009.

  (c)  Non-income producing security.

  (d)  Security trades on the Hong Kong exchange.

  (e)  Security noted was not fair valued in accordance with (a) above.

  (f)  Resale is restricted to qualified institutional investors.

  (g)  Securities have been designated as collateral in connection with open forward foreign currency contracts.

  (h)  The aggregate cost for federal income tax purposes is $136,976,572. The aggregate gross unrealized appreciation is $19,272,196 and the aggregate gross unrealized depreciation is $14,025,036 resulting in net unrealized appreciation of $5,247,160.

Forward Foreign Currency Contracts Open at October 31, 2009:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
SGD	9,604		$6,838	11/02/09	$(15)
HKD	11,700		$1,509	11/02/09	—
AUD	21,819		$19,884	11/02/09	243
	$3,798	AUD	4,155	11/09/09	(58)
Net Unrealized Appreciation					$170

Currency Abbreviations:

AUD  Australian Dollar.

HKD  Hong Kong Dollar.

SGD  Singapore Dollar.

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Summary of Investments  ■  October 31, 2009

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Commercial Banks	$17,423,469	14.0%
Electronic Equipment, Instruments & Components	8,906,725	7.1
Automobiles	8,801,833	7.1
Chemicals	8,447,677	6.8
Household Durables	5,196,038	4.2
Computers & Peripherals	5,049,535	4.0
Machinery	4,994,953	4.0
Semiconductors & Semiconductor Equipment	4,820,550	3.9
Insurance	4,511,927	3.6
Metals & Mining	4,092,378	3.3
Pharmaceuticals	3,672,939	2.9
Real Estate Management & Development	3,352,253	2.7
Office Electronics	3,248,858	2.6
Trading Companies & Distributors	3,157,816	2.5
Construction & Engineering	2,649,238	2.1
Oil, Gas & Consumable Fuels	2,499,540	2.0
Diversified Financial Services	2,461,262	2.0
Specialty Retail	2,312,544	1.9
Industrial Conglomerates	2,295,374	1.8
Diversified Telecommunication Services	2,219,201	1.8
Media	2,195,454	1.8
Food & Staples Retailing	2,028,588	1.6
Building Products	1,982,134	1.6
Software	1,595,809	1.3
Wireless Telecommunication Services	1,442,045	1.2
Electrical Equipment	1,436,380	1.1

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Commercial Services & Supplies	$1,385,824	1.1%
Food Products	1,242,788	1.0
Textiles, Apparel & Luxury Goods	1,023,922	0.8
Investment Company	1,011,069	0.8
Electric Utilities	1,004,323	0.8
Airlines	951,309	0.8
Road & Rail	897,298	0.7
Information Technology Services	855,935	0.7
Construction Materials	728,986	0.6
Independent Power Producers & Energy Traders	626,548	0.5
Consumer Finance	591,001	0.5
Leisure Equipment & Products	538,987	0.4
Distributors	538,335	0.4
Gas Utilities	466,046	0.4
Biotechnology	461,350	0.4
Auto Components	365,079	0.3
Capital Markets	331,533	0.3
Computer Services	250,708	0.2
Internet Software & Services	230,876	0.2
Personal Products	166,604	0.1
Hotels, Restaurants & Leisure	154,370	0.1
Health Care Providers & Services	46,574	0.0
Energy Equipment & Services	30,304	0.0
Hotels/Resorts/ Cruiselines	7,084	0.0
	$124,701,373+	100.0%

  +  Does not reflect value of securities held as collateral on loaned securities. Also does not include open forward foreign currency contracts with net unrealized appreciation of $170.

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Financial Statements

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments in securities, at value (cost $118,101,694) (including $16,330,763 for securities loaned)	$127,052,647
Investment in affiliate, at value (cost $15,171,085)	15,171,085
Unrealized appreciation on open forward foreign currency contracts	243
Cash (including foreign currency valued at $69,887 with a cost of $70,030)	80,585
Receivable for:
Dividends	419,036
Investments sold	190,096
Foreign withholding taxes reclaimed	171,968
Capital stock sold	105,475
Dividends from affiliate	215
Prepaid expenses and other assets	34,052
Total Assets	143,225,402
Liabilities:
Collateral on securities loaned, at value	17,522,359
Unrealized depreciation on open forward foreign currency contracts	73
Payable for:
Investments purchased	387,658
Capital stock redeemed	174,521
Investment advisory fee	95,275
Distribution fee	38,653
Transfer agent fee	21,848
Administration fee	8,781
Accrued expenses and other payables	204,974
Total Liabilities	18,454,142
Net Assets	$124,771,260
Composition of Net Assets:
Paid-in-capital	$158,498,158
Net unrealized appreciation	8,942,314
Accumulated undistributed net investment income	180,497
Accumulated net realized loss	(42,849,709)
Net Assets	$124,771,260
Class A Shares:
Net Assets	$107,102,835
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	5,497,070
Net Asset Value Per Share	$19.48
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$20.56
Class B Shares:
Net Assets	$11,220,756
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	606,946
Net Asset Value Per Share	$18.49
Class C Shares:
Net Assets	$5,648,888
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	305,250
Net Asset Value Per Share	$18.51
Class I Shares:
Net Assets	$616,445
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	31,187
Net Asset Value Per Share	$19.77
Class R Shares:
Net Assets	$84,053
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	4,331
Net Asset Value Per Share	$19.41
Class W Shares:
Net Assets	$98,283
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	5,059
Net Asset Value Per Share	$19.43

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Financial Statements continued

Statement of Operations

For the year ended October 31, 2009

Net Investment Income: Income
Dividends (net of $214,910 foreign withholding tax)	$2,360,362
Income from securities loaned - net	77,699
Dividends from affiliate	11,955
Interest	248
Total Income	2,450,264
Expenses
Investment advisory fee	948,906
Distribution fee (Class A shares)	231,370
Distribution fee (Class B shares)	111,755
Distribution fee (Class C shares)	47,609
Distribution fee (Class R shares)	348
Distribution fee (Class W shares)	252
Transfer agent fees and expenses	317,028
Custodian fees	131,895
Professional fees	103,144
Shareholder reports and notices	95,842
Administration fee	87,256
Registration fees	45,502
Directors' fees and expenses	8,401
Other	43,745
Total Expenses	2,173,053
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,523)
Net Expenses	2,171,530
Net Investment Income	278,734
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(15,267,834)
Forward foreign currency contracts	(107,044)
Foreign currency translation	123,707
Net Realized Loss	(15,251,171)
Change in Unrealized Appreciation/Depreciation on:
Investments	46,984,413
Forward foreign currency contracts	170
Foreign currency translation	(41,224)
Net Change in Unrealized Appreciation/Depreciation	46,943,359
Net Gain	31,692,188
Net Increase	$31,970,922

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2008
Increase (Decrease) in Net Assets: Operations:
Net investment income	$278,734	$959,265
Net realized gain (loss)	(15,251,171)	10,359,651
Net change in unrealized appreciation/depreciation	46,943,359	(124,504,981)
Net Increase (Decrease)	31,970,922	(113,186,065)
Dividends to Shareholders from Net Investment Income:
Class A shares	(798,622)	(586,384)
Class I shares	(4,893)	(6,345)
Class R shares	(551)	—
Class W shares	(631)	—
Total Dividends	(804,697)	(592,729)
Net decrease from capital stock transactions	(13,200,451)	(24,506,106)
Net Increase (Decrease)	17,965,774	(138,284,900)
Net Assets:
Beginning of period	106,805,486	245,090,386
End of Period (Including accumulated undistributed net investment income of $180,497 and $689,354, respectively)	$124,771,260	$106,805,486

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Notes to Financial Statements  ■  October 31, 2009

1. Organization and Accounting Policies

Morgan Stanley Pacific Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize capital appreciation of its investments. The Fund was incorporated in Maryland on June 13, 1990 and commenced operations on November 30, 1990. On July 28, 1997, the Fund converted to a multiple class share structure and on March 31, 2008, commenced offering of Class R and Class W shares.

The Fund offers Class A shares, Class B shares, Class C shares, Class I shares, Class R shares and Class W shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares, Class R shares, and Class W shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class C shares, Class R shares and Class W shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, Class I shares, Class R shares and Class W shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. ("Invesco"), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Directors of the Fund that it approve a reorganization of the Fund into a newly organized mutual fund advised by an affiliate of Invesco. It is the Investment Adviser's current expectation that the newly organized Invesco fund would be managed by the same portfolio management team which currently manages the Fund. If approved by the Board, the reorganization would be submitted to the shareholders for their approval.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last

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Notes to Financial Statements  ■  October 31, 2009 continued

reported bid and ask price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Asset & Investment Trust Management Co., Limited (MSAITM) and Morgan Stanley Investment Management Company (MSIMC) (collectively the "Sub-Advisers"), each a wholly-owned subsidiaries of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Directors of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

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Notes to Financial Statements  ■  October 31, 2009 continued

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at October 31, 2009 were $16,330,763 and $17,522,359, respectively. The Fund received cash collateral of $17,524,107 of which $17,522,359 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of October 31, 2009, there was uninvested cash of $1,748, which was not reflected in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

F. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York

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Notes to Financial Statements  ■  October 31, 2009 continued

City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2009, remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through December 28, 2009, the date of issuance of these financial statements.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification

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Notes to Financial Statements  ■  October 31, 2009 continued

of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of October 31, 2009 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT OCTOBER 31, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Airlines	$951,309	—	$951,309	—
Auto Components	365,079	—	365,079	—
Automobiles	8,801,833	—	8,801,833	—
Biotechnology	461,350	—	461,350	—
Building Products	1,982,134	—	1,982,134	—
Capital Markets	331,533	—	331,533	—
Chemicals	8,447,677	—	8,447,677	—
Commercial Banks	17,423,469	—	17,423,469	—
Commercial Services & Supplies	1,385,824	—	1,385,824	—
Computer Services	250,708	—	250,708	—
Computers & Peripherals	5,049,535	$61,677	4,987,858	—
Construction & Engineering	2,649,238	—	2,649,238	—
Construction Materials	728,986	25,026	703,960	—
Consumer Finance	591,001	—	591,001	—
Distributors	538,335	—	538,335	—
Diversified Financial Services	2,461,262	—	2,461,262	—
Diversified Telecommunication Services	2,219,201	—	2,219,201	—
Electric Utilities	1,004,323	—	1,004,323	—
Electrical Equipment	1,436,380	—	1,436,380	—
Electronic Equipment, Instruments & Components	8,906,725	104,720	8,802,005	—
Energy Equipment & Services	30,304	—	30,304	—
Food & Staples Retailing	2,028,588	—	2,028,588	—
Food Products	1,242,788	—	1,242,788	—

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Notes to Financial Statements  ■  October 31, 2009 continued

		FAIR VALUE MEASUREMENTS AT OCTOBER 31, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Gas Utilities	$466,046	—	$466,046	—
Health Care Providers & Services	46,574	$46,574	—	—
Hotels, Restaurants & Leisure	154,370	154,370	—	—
Household Durables	5,196,038	—	5,196,038	—
Independent Power Producers & Energy Traders	626,548	—	626,548	—
Industrial Conglomerates	2,295,374	—	2,295,374	—
Information Technology Services	855,935	—	855,935	—
Insurance	4,511,927	—	4,511,927	—
Internet Software & Services	230,876	—	230,876	—
Leisure Equipment & Products	538,987	—	538,987	—
Machinery	4,994,953	—	4,994,953	—
Media	2,195,454	—	2,195,454	—
Metals & Mining	4,092,378	—	4,092,378	—
Office Electronics	3,248,858	—	3,248,858	—
Oil, Gas & Consumable Fuels	2,499,540	—	2,499,540	—
Personal Products	166,604	—	166,604	—
Pharmaceuticals	3,672,939	—	3,672,939	—
Real Estate Management & Development	3,352,253	—	3,352,253	—
Road & Rail	897,298	—	897,298	—
Semiconductors & Semiconductor Equipment	4,418,499	—	4,418,499	—
Software	1,595,809	—	1,595,809	—
Specialty Retail	2,312,544	—	2,312,544	—
Textiles, Apparel & Luxury Goods	1,023,922	—	1,023,922	—
Trading Companies & Distributors	3,157,816	—	3,157,816	—
Wireless Telecommunication Services	1,442,045	—	1,442,045	—
Total Common Stocks	123,281,169	392,367	122,888,802	—
Preferred Stock	402,051	—	402,051	—
Warrants	7,084	7,084	—	—
Short-Term Investments
Investment Company	15,171,085	15,171,085	—	—
Repurchase Agreements	3,362,343	—	3,362,343	—
Total Short-Term Investments	18,533,428	15,171,085	3,362,343	—
Forward Foreign Currency Contracts	243	—	243	—
Total	$142,223,975	$15,570,536	$126,653,439	—
Liabilities:
Forward Foreign Currency Contracts	$(73)	—	$(73)	—

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Notes to Financial Statements  ■  October 31, 2009 continued

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Forward Foreign Currency Contracts The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

During the year ended October 31, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $22,221,698 and $31,568,684, respectively.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2009.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITY DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
	Unrealized appreciation on		Unrealized depreciation on
	open forward foreign		open forward foreign
Foreign Currency Risk	currency contracts	$243	currency contracts	$(73)

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Notes to Financial Statements  ■  October 31, 2009 continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended October 31, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FORWARD FOREIGN CURRENCY
Foreign Currency Risk	$(107,044)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FORWARD FOREIGN CURRENCY
Foreign Currency Risk	$170

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.87% to the portion of the daily net assets not exceeding $1 billion; 0.82% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.77% to the portion of the daily net assets exceeding $2 billion.

Under a Sub-Advisory agreement between the Investment Adviser and the Sub-Advisers, the Sub-Advisers provide the Fund with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Directors. The Investment Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser and Sub-Advisers, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

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Notes to Financial Statements  ■  October 31, 2009 continued

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; (iii) Class C — up to 1.0% of the average daily net assets of Class C shares; (iv) Class R — up to 0.50% of the average daily net assets of Class R shares; and (v) Class W — up to 0.35% of the average daily net assets of Class W shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $42,781,834 at October 31, 2009.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 1.0%, 0.50% or 0.35% of the average daily net assets of Class A, Class C, Class R or Class W shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2009, the distribution fee was accrued for Class A, Class C, Class R and Class W shares at the annual rate of 0.25%, 1.0%, 0.50% and 0.35% respectively.

The Distributor has informed the Fund that for the year ended October 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $197, $17,926 and $486, respectively and received $13,202 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

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Notes to Financial Statements  ■  October 31, 2009 continued

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended October 31, 2009, advisory fees paid were reduced by $1,523 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $11,955 for year ended October 31, 2009. During the year ended October 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $10,942,072 and $13,348,034, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2009 aggregated $35,263,956 and $41,803,479, respectively.

For year ended October 31, 2009, the Fund incurred brokerage commissions of $1,102 with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Fund.

For the period June 1, 2009 (the date on which Citigroup, Inc. became an affiliate of the Investment Adviser, Administrator, Sub-Advisers and Distributor) through October 31, 2009, the Fund incurred brokerage commissions of $2,062 with Citigroup, Inc. for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, Sub-Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2009, included in "directors' fees and expenses" in the Statement of Operations amounted to $5,336. At October 31, 2009, the Fund had an accrued pension liability of $55,791, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

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Notes to Financial Statements  ■  October 31, 2009 continued

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the year end ended October 31, 2009, the Fund did not have an expense offset.

8. Risks Relating to Certain Financial Instruments

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At October 31, 2009, investments in securities of issuers in Japan represented 45.1% of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in this country.

At October 31, 2009, the Fund's cash balance consisted principally of interest bearing deposits with State Street, the Fund's custodian.

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Notes to Financial Statements  ■  October 31, 2009 continued

9. Capital Stock

Transactions in capital stock were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	538,954	$9,081,288	616,720	$12,496,719
Conversion from Class B	19,036	288,950	165,483	4,137,955
Reinvestment of dividends and distributions	55,481	785,057	20,334	530,506
Redeemed	(1,250,891)	(19,143,990)	(1,294,961)	(28,744,484)
Net decrease — Class A	(637,420)	(8,988,695)	(492,424)	(11,579,304)
CLASS B SHARES
Sold	38,250	641,638	126,011	2,979,866
Conversion to Class A	(19,991)	(288,950)	(173,954)	(4,137,955)
Redeemed	(293,162)	(4,439,695)	(487,473)	(10,338,436)
Net decrease — Class B	(274,903)	(4,087,007)	(535,416)	(11,496,525)
CLASS C SHARES
Sold	25,529	426,142	55,722	1,240,878
Redeemed	(45,667)	(678,214)	(126,305)	(2,605,828)
Net decrease — Class C	(20,138)	(252,072)	(70,583)	(1,364,950)
CLASS I SHARES
Sold	9,882	177,706	1,905	47,628
Reinvestment of dividends and distributions	327	4,685	140	3,694
Redeemed	(4,197)	(71,499)	(20,417)	(316,649)
Net increase (decrease) — Class I	6,012	110,892	(18,372)	(265,327)
CLASS R SHARES
Sold	40	750	4,252	100,000
Reinvestment of dividends	39	551	—	—
Net increase — Class R	79	1,301	4,252	100,000
CLASS W SHARES
Sold	762	14,499	4,252	100,000
Reinvestment of dividends	45	631	—	—
Net increase — Class W	807	15,130	4,252	100,000
Net decrease in Fund	(925,563)	$(13,200,451)	(1,108,291)	$(24,506,106)

10. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or

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Notes to Financial Statements  ■  October 31, 2009 continued

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2008
Ordinary income	$804,697	$592,729

As of October 31, 2009, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$273,690
Undistributed long-term gains	—
Net accumulated earnings	273,690
Foreign tax credit pass-through	165,388
Capital loss carryforward	(39,151,686)
Temporary differences	(252,869)
Net unrealized appreciation	5,238,579
Total accumulated losses	$(33,726,898)

As of October 31, 2009, the Fund had a net capital loss carryforward of $39,151,686, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$8,609,971	October 31, 2010
14,806,091	October 31, 2011
15,735,624	October 31, 2017

As of October 31, 2009, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and foreign tax credit pass-through.

Permanent differences, primarily due to foreign currency gains and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2009:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$17,106	$2,452,947	($2,470,053)

Morgan Stanley Pacific Growth Fund Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2009		2008		2007		2006	2005
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.61		$29.20		$19.55		$15.51	$13.01
Income (loss) from investment operations:
Net investment income(1)	0.06		0.16		0.02		0.01	0.01
Net realized and unrealized gain (loss)	4.94		(14.66)		9.66		4.03	2.49
Total income (loss) from investment operations	5.00		(14.50)		9.68		4.04	2.50
Less dividends from net investment income	(0.13)		(0.09)		(0.03)		–	–
Net asset value, end of period	$19.48		$14.61		$29.20		$19.55	$15.51
Total Return(2)	34.66%		(49.79)%		49.59%		26.05%	19.22%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.88	%(4)	1.72	%(4)	1.67	%(4)	1.77%	1.81%
Net investment income	0.37	%(4)	0.67	%(4)	0.10	%(4)	0.04%	0.06%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$107,103		$89,605		$193,477		$135,555	$118,778
Portfolio turnover rate	33%		42%		50%		41%	25%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2009		2008		2007		2006	2005
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.83		$27.75		$18.70		$14.95	$12.64
Income (loss) from investment operations:
Net investment loss(1)	(0.06)		(0.04)		(0.15)		(0.13)	(0.10)
Net realized and unrealized gain (loss)	4.72		(13.88)		9.20		3.88	2.41
Total income (loss) from investment operations	4.66		(13.92)		9.05		3.75	2.31
Net asset value, end of period	$18.49		$13.83		$27.75		$18.70	$14.95
Total Return(2)	33.69%		(50.16)%		48.40%		25.08%	18.28%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.63	%(4)	2.47	%(4)	2.43	%(4)	2.52%	2.56%
Net investment loss	(0.38	)%(4)	(0.17	)%(4)	(0.66	)%(4)	(0.71)%	(0.69)%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$11,221		$12,198		$39,328		$43,199	$50,266
Portfolio turnover rate	33%		42%		50%		41%	25%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment loss and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2009		2008		2007		2006	2005
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.85		$27.77		$18.71		$14.95	$12.63
Income (loss) from investment operations:
Net investment loss(1)	(0.06)		(0.00)		(0.14)		(0.11)	(0.09)
Net realized and unrealized gain (loss)	4.72		(13.92)		9.20		3.87	2.41
Total income (loss) from investment operations	4.66		(13.92)		9.06		3.76	2.32
Net asset value, end of period	$18.51		$13.85		$27.77		$18.71	$14.95
Total Return(2)	33.65%		(50.13)%		48.42%		25.15%	18.37%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.63	%(4)	2.38	%(4)	2.43	%(4)	2.48%	2.55%
Net investment loss	(0.38	)%(4)	(0.01	)%(4)	(0.66	)%(4)	(0.67)%	(0.68)%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$5,649		$4,506		$10,995		$8,027	$6,197
Portfolio turnover rate	33%		42%		50%		41%	25%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment loss and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2009		2008		2007		2006	2005
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.83		$29.64		$19.85		$15.71	$13.14
Income (loss) from investment operations:
Net investment income(1)	0.11		0.22		0.09		0.05	0.11
Net realized and unrealized gain (loss)	5.02		(14.88)		9.78		4.09	2.46
Total income (loss) from investment operations	5.13		(14.66)		9.87		4.14	2.57
Less dividends from net investment income	(0.19)		(0.15)		(0.08)		–	–
Net asset value, end of period	$19.77		$14.83		$29.64		$19.85	$15.71
Total Return(2)	35.11%		(49.69)%		49.89%		26.35%	19.56%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.63	%(4)	1.48	%(4)	1.43	%(4)	1.52%	1.56%
Net investment income	0.62	%(4)	0.93	%(4)	0.34	%(4)	0.29%	0.31%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$616		$373		$1,291		$2,120	$7,484
Portfolio turnover rate	33%		42%		50%		41%	25%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008
Class R Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.58		$23.52
Income (loss) from investment operations:
Net investment income(1)	0.02		0.09
Net realized and unrealized gain (loss)	4.94		(9.03)
Total income (loss) from investment operations	4.96		(8.94)
Less dividends from net investment income	(0.13)		–
Net asset value, end of period	$19.41		$14.58
Total Return(2)	34.35%		(38.01	)%(6)
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.13	%(4)	2.01	%(4)(7)
Net investment income	0.12	%(4)	0.71	%(4)(7)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)(7)
Supplemental Data:
Net assets, end of period, in thousands	$84		$62
Portfolio turnover rate	33%		42%

  @@@  The date shares were first issued

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31, 2009		FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008
Class W Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.60		$23.52
Income (loss) from investment operations:
Net investment income(1)	0.05		0.11
Net realized and unrealized gain (loss)	4.93		(9.03)
Total income (loss) from investment operations	4.98		(8.92)
Less dividends from net investment income	(0.15)		–
Net asset value, end of period	$19.43		$14.60
Total Return(2)	34.48%		(37.93	)%(6)
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.98	%(4)	1.86	%(4)(7)
Net investment income	0.27	%(4)	0.86	%(4)(7)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)(7)
Supplemental Data:
Net assets, end of period, in thousands	$98		$62
Portfolio turnover rate	33%		42%

  @@@  The date shares were first issued

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Pacific Growth Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Pacific Growth Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Pacific Growth Fund Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Pacific Growth Fund Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 28, 2009

Morgan Stanley Pacific Growth Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

■  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Pacific Growth Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Pacific Growth Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not

Morgan Stanley Pacific Growth Fund Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Pacific Growth Fund Inc.

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley Pacific Growth Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Pacific Growth Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

Morgan Stanley Pacific Growth Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Director began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

Morgan Stanley Pacific Growth Fund Inc.

Director and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley Pacific Growth Fund Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2009 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended October 31, 2009. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $1,858,654 as taxable at this lower rate.
The Fund intends to pass through foreign tax credits of $165,388, and has derived net income amounting to $267,801 from sources within foreign countries.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

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Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Asset & Investment Trust Management Co., Limited
Yabisu Garden Place Tower, 20-3
Ebisu 4-chome Shibuya-ku
Tokyo, Japan 150-6009

Morgan Stanley Investment Management Company
23 Church Street, 16-01 Capital Square
Singapore 049481

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2009 Morgan Stanley

TGRANN
IU09-05469P-Y10/09

INVESTMENT MANAGEMENT

Morgan Stanley
Pacific Growth Fund Inc.

Annual Report

October 31, 2009

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant			Covered Entities(1)
Audit Fees		$49,450		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,909,000	(2)
Tax Fees		$7,522	(3)	$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$7,522		$7,922,000

Total		$56,972		$7,922,000

2008

	Registrant			Covered Entities(1)
Audit Fees		$49,775		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$8,097	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$8,097		$7,299,000

Total		$57,872		$7,299,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)   See table above.

(h)   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)     The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Pacific Growth Fund Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2009